As filed with the Securities and Exchange Commission on January 31, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2015 – November 30, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

EXCEED DEFINED SHIELD INDEX FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) NOVEMBER 30, 2016

Overview
2016 is finishing up the year with a nice rally, in a manner very different than how it began. The first 6 weeks of the year saw a significant drop of 8.5% in the S&P 500 Index ("S&P 500") from the start of the year. After several months of recovery, another punishing, but very brief, drop in June due to the Brexit vote brought the market down 2.1% for the year; then, finally, the leadup to Trump's election saw a decline of 2.7% from October 25 to November 4, with futures predicting a downward move well in excess of that the night of Trump's victory. However, the market rallied sharply post election, returning 2.9% from November 8th through the end of the month.
This roller coaster illustrates two themes which speak to the very purpose of the Exceed Defined Shield Index Fund ("Shield Fund"), an index fund which seeks to track the NASDAQ Exceed Defined Protection Index ("EXPROT") using option strategies to provide controlled exposure to the S&P 500 with tail risk hedging (see footnote 1 for a recap of the Shield Fund's parameters). The first theme is gap risk – the possibility of the market opening up so far below the prior day's close that investors may miss the opportunity to exit before taking a big hit, or conversely markets opening so far above the prior day's close that investors may miss the opportunity to enter at a reasonable price. (Note there is reason to believe market opening gaps may become more common – see footnote 2) The second theme is market timing – how many investors, both retail and institutional, got shaken out by the August/September drops and missed the October record run?
There are few ways to mitigate exposure to gap risk – the risk that the price of a particular investment security can change significantly without any market trading taking place - when markets open down, you can't exit with a small loss (vs. yesterday's value) as there is no opportunity to sell with a small loss (vs. yesterday's value), and the same is true regarding purchasing when markets open up. An investment product which may be very effective at mitigating gap risk are options. Options provide a contractual level where you can purchase or sell an underlying security regardless of where that security may be trading. So, for example, if you buy a protective "put" option on the S&P 500 giving you the right to sell the S&P 500 @ 1900, and the S&P declines overnight to 1800, you would save yourself the drop from 1900 to 1800 because you can force a sale at 1900.
The Shield Fund's goal is to employ a downside put portfolio at all times in order to participate in a clear, pre-defined limit to downside exposure. These puts are purchased proactively in order to position the Shield Fund for any negative market movement – whether a slow drift down or a large gap. The Shield Fund similarly maintains a call portfolio at all times to pursue pre-defined upside exposure. Note all options held by the Shield Fund are exchange based, thus largely eliminating counterparty risk – read more below in footnote 3.
Getting shaken out by the market roller coaster is a classic investor challenge. Investors are generally risk and ambiguity averse, and markets do not play well to these aversions (As an FYI, Exceed's senior management has written several pieces on behavioral finance and investing). Fear creeps up when markets decline, and particularly when markets drop materially and/or quickly. Advisors are tasked with coaching and planning ahead of these events, but they, their clients, and their chosen fund managers often show a tendency of leaving the market when they should stay in, and vice versa. The proper use of defensive options can mitigate this tendency by allowing investors to stay in the market, knowing they are shielded from catastrophic events. The Shield Fund attempts to provide a defined level of risk mitigation to enable investors to stay the course, knowing that the protective puts in the Shield Fund are aimed to defend against significant downward moves.
Performance Summary: Market Context
Over the 12-month period ended November 30, 2016, the S&P 500 finished up 5.7% after various points in the year when it was down (-12.1% on February 11th and -3.8% on June 27th). We expect 2017 to shape up to be a continuation of a bull run that began in 2009, took a slight flat breather in 2015, and has now continued. Of course, prior to the bull run, a disastrous 2008 saw the S&P 500 decrease 38.49%.

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EXCEED DEFINED SHIELD INDEX FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) NOVEMBER 30, 2016

Market volatility as measured by the Chicago Board Options Exchange Volatility Index (the "VIX") had an average level of 16.30. However, the VIX reached highs of 28.14, 25.76, and 22.51 leading into the market declines in February, June, and November.

None of these levels approach the high of 2015, however, which was in excess of 40.74, a level not seen since 2011.

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EXCEED DEFINED SHIELD INDEX FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) NOVEMBER 30, 2016

Performance Summary: Shield Fund
The Exceed Defined Shield Index Fund (SHIIX) launched on April 14, 2015. For the 19.5 months ended November 30, 2016, Institutional shares of the Shield Fund returned 1.92% at net asset value as compared to S&P 500 return of 4.38%. For the 12 months between December 1, 2015 and November 30, 2016, Institutional shares of the Shield Fund returned 2.23% as compared with 5.69% for the S&P 500 return. For the period ended 12/31/16, the Fund's one-year total return for SHIIX was 6.07%. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month end performance, please call (844) 800-5092. Returns showing less than one year are cumulative. Shares redeemed within 30 days of purchase are subject to a 1.00% redemption fee. The Total (Gross) Annual Fund Operating Expenses of Institutional Shares is 8.59%. Exceed has contractually agreed to waive its fee and/or reimburse Fund expenses as necessary to ensure that the Net Annual Fund Operating Expenses of Institutional Shares do not exceed 1.23% through at least April 1, 2017. Otherwise, performance presented would be lower. Other share classes may vary.
Volatility for the Shield Fund for the fiscal year was 9.33%, as compared to 13.95% for the S&P 500.

Metrics	SHIIX	S&P 500 Total Return
Return 4/15/15-11/30/16*	1.92%**	4.38%**
Volatility 4/15/15-11/30/16	9.89%	14.77%
Return 11/30/15 - 11/30/2016*	2.23%	5.69%
Beta 4/15/15-11/30/16	0.65	1.00
Sharpe Ratio 4/15/15-11/30/16	0.15	0.26

Past performance is no guarantee of future results.
*Fiscal year end.
**Cumulative.

Understanding the Shield Fund's Performance in 2016
The Shield Fund seeks to generate returns by purchasing call spreads on the S&P 500, which are funded by both writing put spreads as well as any interest income earned from a credit portfolio. The Shield Fund seeks to outperform the S&P 500 in down markets, participate in up markets, and provide a hedge to limit losses in extreme markets.
The Fund seeks to deliver to the investor an annual controlled exposure to the S&P 500:
•	Seeks to limit losses to approximately the first -12.5%
•	Seeks to participate in gains up to the maximum cap of approximately 15%, however does not participate in any

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EXCEED DEFINED SHIELD INDEX FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) NOVEMBER 30, 2016

    gains above 15%

A notable exception was during the nadir of S&P 500 performance: between December 1, 2015 and February 11, 2016, the S&P 500 return was -12.08%, while the Shield Fund performance was -9.62% over the same time period. This notable outperformance by the Shield Fund was due to the Fund's investments in options, which, as S&P 500 performance declined to points near the approximately -12.5% hedge boundary, the exposure of the long downside put became more meaningful, reducing downside exposure within the overall portfolio. Once the -12.5% limit is crossed, further exposure for the Shield Fund becomes very limited and is intended to approach zero.
Outlook
The Shield Fund is rules-based for a reason: predicting the markets with any sort of accuracy is a mirage which many pursue and fail, and it is not the business that Exceed Advisory LLC (the "Advisor") is in. Rather, the Advisor looks to provide a defined risk/reward exposure in all market environments, be they bull, bear, or something in between. Our value add is managing to a sophisticated index, which calls upon our expertise in options as well as our sub-advisor's expertise in fixed income (see footnote 4 for more information on our subadvisor, First Principles Capital Management). The end result is a controlled and relatively straightforward investment experience for our investors.
With that said, we hear many "talking heads" discuss meaningful potential for both implied and realized volatility to increase, as well as for interest rates to increase, in 2017. These increases can easily pierce the relatively smooth ride the market has had since 2009, resulting in increased anxiety due to large market swings and ambiguity in regards to the rate environment.
Increases in volatility and interest rates are generally positive for EXPROT, as well as the Shield Fund which tracks that index. As volatility and rates increase, the index methodology is designed to provide the opportunity to reach the maximum 15% upside cap while decreasing the Shield Fund's overall targeted loss limit and thus providing further defense against declines.
Sincerely,
Joseph Halpern
Chief Executive Officer, Exceed Advisory LLC

Footnotes:
1.
The Shield Fund seeks to generate returns by purchasing call spreads (the simultaneous purchase and sale of options on equal amounts of underlying shares but with different strike prices, with the strike price difference between the two sets of options being the "spread") on the S&P 500, which are funded by both writing put spreads as well as the interest income earned from the fixed income portfolio the fund invests in.

The Fund seeks to deliver to the investor an annual controlled exposure to the S&P 500:
•	Seeks to limit losses to approximately the first -12.5%
•	Not participating in gains above approximately 15%

2. There are a number of reasons to believe that market opening gaps may increase in the future. First, the world is increasingly interconnected resulting in international events having a larger effect on our markets. If an event happens outside of trading hours, the result may be a gap. Second, there are an increasing number of trading programs that are reactive to the market. Post August 24, 2015 some blame was placed on risk parity strategies, whereby different asset

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EXCEED DEFINED SHIELD INDEX FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) NOVEMBER 30, 2016

classes are kept in "parity" regarding risk. As a result, moves can spiral in one way or another as automated trading programs go to work. Third, there is a seeming lack of liquidity in the marketplace. Floor traders, termed Specialists or Designated Market Makers used to be the liquidity providers of last resort with explicit rules regarding updating bid-ask and market spread. Those rules have been materially relaxed over the last decade. The major banks, due to regulation after 2008, also have less impetus to provide liquidity in size.

3.
Exchange based options use the Options Clearing Corporation (OCC) as a counterparty for all U.S. options, futures, and options on futures contracts, acting as the go between for buyers and sellers. The Options Clearing Corporation has been AAA rated by Standards & Poor's Corporation and is considered a systemically important financial market utility under the Dodd-Frank Act and is highly efficient, offering a greater degree of protection to options buyers from typical counterparty risk such as from a bank. This works in a similar way that listed stocks are cleared by the National Securities Clearing Corporation (NSCC).

4.
First Principles Capital Management, LLC ("FPCM") provides fixed income investment management services for financial institutions, endowments and foundations, corporations, family offices and trusts, and individuals. As of 12/31/2016, FPCM managed approximately $10.1 billion in customized separately managed accounts and sought commingled funds. FPCM was acquired by AIG in 2015.

Important Information and Risk Disclosure:
An investment in the Shield Fund is subject to risk, including the possible loss of principal. The Shield Fund may enter into financial instruments or transactions with counterparty risk. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Shield Fund's investment. Derivative instruments, including options, may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could risk a large potential impact on the performance of the Shield Fund. Gains or losses from positions in hedging instruments, such as options, may be much greater than the instrument's original cost. If a security or derivative is linked to the performance of an index, it may be subject to the risks associated with changes in that index. The Shield Fund may not be able to dispose of restricted, thinly traded and/or illiquid securities promptly or at reasonable prices. This may result in a loss to the Shield Fund. Performance of a non-diversified fund, which invests in fewer securities at any given time than a diversified fund, may be more affected by a decline or default by a single security than a diversified portfolio.
Options risk exists because the price of an option, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. The Shield Fund could experience a loss if securities underlying the options do not perform as anticipated. There may be an imperfect correlation between the prices of options and movements in the price of the securities, stock indexes or exchange traded funds hedged or used for cover which may cause a given hedge not to achieve its objective. Passive management risk exists as the Shield Fund is not "actively" managed. Therefore, the Shield Fund would not necessarily sell a security if the security's issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security is removed from the relevant index. The Shield Fund is newly created and does not have a full calendar year performance record. There can be no guarantee that the investment objective will be met.
The Shield Fund does not attempt to, and should not be expected to, reflect the return of the S&P 500 though the value of shares may be influenced by multiple factors including, but not limited to, the return, volatility and/or dividend rate of the S&P 500.
The put options used in the Shield Fund's strategy do not protect against declines between 0% and 12.5% and investors will bear all such losses. Further, while the EXPROT (and, thus the Shield Fund) seeks to limit losses to 12.5% on an annualized basis, there is no guarantee that it will do so. The level of the upside cap (approximately 15%) will be affected by the timing of options purchases, sales or expirations, volatility and interest rates, among other factors. A put is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset or index at a set price within a specific time. A call is an option contract giving the owner the right, but not the obligation, to buy a specified amount of an underlying security at a specified price within a specified time.
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EXCEED DEFINED SHIELD INDEX FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) NOVEMBER 30, 2016

The EXPROT is designed to provide investment returns that are correlated with, but less volatile than, those of the S&P 500 and to allow an investment tracking the EXPROT to mitigate losses when the S&P 500 declines in exchange for accepting a limit on gains when the S&P 500 increases. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. One cannot invest directly in an index. Beta is a measure of a fund's sensitivity to market movements. A fund with a beta greater than 1 is more volatile than the market, and a portfolio with a beta less than 1 is less volatile than the market. Sharpe Ratio measures risk-adjusted performance. The greater a portfolio's Sharpe ratio, the better its risk-adjusted performance has been.
The views in this report were those of the Shield Fund managers as of November 30, 2016 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Shield Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.
6

EXCEED DEFINED SHIELD INDEX FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) NOVEMBER 30, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares and Institutional Shares, including reinvested dividends and distributions, in Exceed Defined Shield Index Fund (the "Fund") compared with the performance of the benchmark, HFRX Equity Hedge Index ("HFRX Equity"), since inception. HFRX Equity tracks strategies that maintain positions both long and short in primarily equity and equity derivative securities. The total return of the HFRX Equity includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the HFRX Equity does not include expenses. The Fund is professionally managed, while the HFRX Equity is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
 Exceed Defined Shield Index Fund vs. HFRX Equity Hedge Index

Average Annual Total Returns Periods Ended November 30, 2016:	Six Months	One Year	Since Inception (April 14, 2015)
Exceed Defined Shield Index Fund – Investor Shares	3.89%	2.03%	0.93%
Exceed Defined Shield Index Fund – Institutional Shares	3.98%	2.23%	1.17%
HFRX Equity Hedge Index	2.46%	-1.18%	-3.81%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 10.32% and 8.59%, respectively. The net expense ratio for Investor Shares and Institutional Shares are 1.48% and 1.23%. Exceed Advisory LLC (the "Advisor") has contractually agreed to waive its fee and/or reimburse Fund expenses as necessary to ensure that the Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) of Investor Shares and Institutional Shares do not exceed 1.45% and 1.20%, respectively, through at least April 1, 2017 (the "Expense Cap"). The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. Returns greater than one year are annualized.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

EXCEED DEFINED SHIELD INDEX FUND SCHEDULE OF INVESTMENTS NOVEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value
Corporate Non-Convertible Bonds - 90.9%
Consumer Discretionary - 6.5%
$125,000	AutoZone, Inc.	1.30%	01/13/17	$125,016
145,000	Comcast Cable Communications, LLC (a)	8.88	05/01/17	149,652
260,000	General Motors Financial Co., Inc.	4.75	08/15/17	265,650
375,000	Hyundai Capital America (b)	2.40	10/30/18	376,682
100,000	McDonald's Corp. (a)	5.35	03/01/18	104,563
450,000	Walgreens Boots Alliance, Inc. (a)	1.75	11/17/17	451,474
				1,473,037
Consumer Staples - 8.3%
300,000	Aetna, Inc.	1.90	06/07/19	298,750
100,000	Anheuser-Busch InBev Worldwide, Inc.(a)	1.38	07/15/17	100,075
342,000	Kraft Heinz Foods Co. (a)	2.25	06/05/17	343,346
600,000	Philip Morris International, Inc. (a)	5.65	05/16/18	634,840
400,000	SABMiller Holdings, Inc. (b)	2.45	01/15/17	400,857
100,000	The Coca-Cola Co. (a)	1.65	03/14/18	100,440
				1,878,308
Energy - 5.4%
600,000	Chevron Corp. (a)	1.34	11/09/17	600,636
200,000	ConocoPhillips	5.20	05/15/18	209,305
380,000	ConocoPhillips	5.75	02/01/19	409,131
				1,219,072
Financial - 33.7%
525,000	Air Lease Corp.	5.63	04/01/17	532,775
145,000	American Express Co. (a)	6.15	08/28/17	149,940
200,000	American Express Co.	7.00	03/19/18	213,262
300,000	Bank of America Corp.	5.42	03/15/17	303,260
200,000	Bank of America Corp. (a)	2.00	01/11/18	200,477
100,000	BB&T Corp. (a)	4.90	06/30/17	101,877
200,000	BlackRock, Inc. (a)	6.25	09/15/17	207,984
300,000	Citigroup, Inc.	1.55	08/14/17	300,121
222,000	Citigroup, Inc.	2.05	12/07/18	222,181
400,000	Daimler Finance North America, LLC (b)	1.38	08/01/17	400,226
300,000	Ford Motor Credit Co., LLC	6.63	08/15/17	310,416
200,000	Ford Motor Credit Co., LLC	2.94	01/08/19	202,420
200,000	HSBC USA, Inc. (a)	2.00	08/07/18	200,161
450,000	Intercontinental Exchange, Inc. (a)	2.50	10/15/18	456,911
200,000	KeyBank NA (a)	1.70	06/01/18	200,219
Principal	Security Description	Rate	Maturity	Value
$200,000	MetLife, Inc. (a)	1.76%	12/15/17	$200,407
200,000	Metropolitan Life Global Funding I (b)	1.95	12/03/18	200,757
400,000	Morgan Stanley	7.30	05/13/19	447,142
145,000	National City Bank BKNT (a)	5.80	06/07/17	148,159
200,000	NYSE Holdings, LLC (a)	2.00	10/05/17	201,529
500,000	PNC Bank NA	1.13	01/27/17	500,070
400,000	Pricoa Global Funding (b)	1.35	08/18/17	400,356
100,000	The Bank of New York Mellon Corp.(a) (c)	1.97	06/20/17	100,386
500,000	The Bear Stearns Cos., LLC	7.25	02/01/18	531,143
445,000	The Goldman Sachs Group, Inc. (a)	2.90	07/19/18	451,773
200,000	Toyota Motor Credit Corp. (a)	1.55	07/13/18	200,166
200,000	Wachovia Corp. (a)	5.75	06/15/17	204,606
				7,588,724
Healthcare - 6.5%
200,000	AbbVie, Inc. (a)	1.80	05/14/18	199,946
400,000	Becton Dickinson and Co. (a)	1.80	12/15/17	400,851
350,000	Gilead Sciences, Inc. (a)	1.85	09/04/18	351,686
100,000	Merck & Co., Inc. (a)	1.10	01/31/18	99,784
200,000	UnitedHealth Group, Inc. (a)	6.00	06/15/17	205,177
200,000	UnitedHealth Group, Inc.	1.40	10/15/17	200,276
				1,457,720
Industrial - 7.9%
100,000	3M Co. (a)	1.38	08/07/18	100,118
250,000	Caterpillar Financial Services Corp., MTN	2.10	06/09/19	250,897
700,000	Lockheed Martin Corp. (a)	1.85	11/23/18	702,732
200,000	United Technologies Corp. (a)	1.80	06/01/17	200,654
512,000	United Technologies Corp. (c)	1.78	05/04/18	512,045
				1,766,446
Technology - 9.5%
200,000	Apple, Inc.	1.00	05/03/18	199,136
600,000	Cisco Systems, Inc. (a)	1.65	06/15/18	602,396
400,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (b)	3.48	06/01/19	407,868
100,000	Intel Corp. (a)	1.35	12/15/17	100,212

See Notes to Financial Statements.	8

EXCEED DEFINED SHIELD INDEX FUND SCHEDULE OF INVESTMENTS NOVEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value
$600,000	International Business Machines Corp. (a)	7.63%	10/15/18	$665,587
150,000	Oracle Corp. (a)	5.75	04/15/18	158,767
				2,133,966
Telecommunication Services - 6.1%
400,000	AT&T, Inc. (a)	2.40	03/15/17	401,364
300,000	Comcast Corp.	5.70	07/01/19	328,694
100,000	Verizon Communications, Inc. (a)	1.35	06/09/17	100,185
200,000	Verizon Communications, Inc.	3.65	09/14/18	206,306
327,000	Verizon Communications, Inc.	2.55	06/17/19	331,112
				1,367,661
Utilities - 7.0%
200,000	Appalachian Power Co., Series K	5.00	06/01/17	203,382
200,000	Berkshire Hathaway Energy Co. (a)	5.75	04/01/18	210,831
300,000	NextEra Energy Capital Holdings, Inc.	1.59	06/01/17	300,410
100,000	NextEra Energy Capital Holdings, Inc. (a)	2.06	09/01/17	100,465
250,000	Ohio Power Co.	6.05	05/01/18	264,395
100,000	The Southern Co. (a)	1.30	08/15/17	100,058
400,000	The Southern Co.	2.45	09/01/18	404,253
				1,583,794
Total Corporate Non-Convertible Bonds (Cost $20,453,326)				20,468,728
Shares	Security Description	Value
Money Market Fund - 2.5%
556,385	Morgan Stanley Institutional Liquidity Fund – Government Portfolio, 0.29% (d) (Cost $556,385)	556,385
Contracts	Security Description	Strike Price	Exp. Date	Value
Purchased Options - 9.2%
Call Options Purchased (e) - 8.3%
231	SPDR S&P 500 ETF Trust	$210.00	12/16	249,711
33	SPDR S&P 500 ETF Trust	205.00	12/16	51,744
102	SPDR S&P 500 ETF Trust	195.00	03/17	268,821
152	SPDR S&P 500 ETF Trust	190.00	03/17	471,580
25	SPDR S&P 500 ETF Trust	210.00	06/17	39,450
233	SPDR S&P 500 ETF Trust	205.00	06/17	458,078
183	SPDR S&P 500 ETF Trust	220.00	09/17	209,992
Contracts	Security Description	Strike Price	Exp. Date	Value
74	SPDR S&P 500 ETF Trust	$215.00	09/17	$108,410
Total Call Options Purchased (Premiums Paid $1,236,187)				1,857,786
Put Options Purchased (e) - 0.9%
28	SPDR S&P 500 ETF Trust	185.00	12/16	84
236	SPDR S&P 500 ETF Trust	183.00	12/16	708
5	SPDR S&P 500 ETF Trust	175.00	03/17	303
249	SPDR S&P 500 ETF Trust	170.00	03/17	11,703
8	SPDR S&P 500 ETF Trust	185.00	06/17	2,108
250	SPDR S&P 500 ETF Trust	180.00	06/17	54,250
95	SPDR S&P 500 ETF Trust	195.00	09/17	57,000
162	SPDR S&P 500 ETF Trust	190.00	09/17	82,782
Total Put Options Purchased (Premiums Paid $765,031)				208,938
Total Purchased Options (Premiums Paid $2,001,218)				2,066,724
Total Investments - 102.6% (Cost $23,010,929)*				23,091,837
Total Written Options - (3.3)% (Premiums Received $(2,010,195))*				(743,898)
Other Assets & Liabilities, Net – 0.7%				160,590
Net Assets – 100.0%				$22,508,529

See Notes to Financial Statements.	9

EXCEED DEFINED SHIELD INDEX FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN NOVEMBER 30, 2016

Contracts	Security Description	Strike Price	Exp. Date	Value
Written Options - (3.3)%
Call Options Written (e) - (1.0)%
(237)	SPDR S&P 500 ETF Trust	$240.00	12/16	$(237)
(27)	SPDR S&P 500 ETF Trust	235.00	12/16	(81)
(41)	SPDR S&P 500 ETF Trust	225.00	03/17	(13,879)
(213)	SPDR S&P 500 ETF Trust	220.00	03/17	(129,397)
(68)	SPDR S&P 500 ETF Trust	240.00	06/17	(8,602)
(190)	SPDR S&P 500 ETF Trust	235.00	06/17	(44,175)
(69)	SPDR S&P 500 ETF Trust	255.00	09/17	(4,416)
(188)	SPDR S&P 500 ETF Trust	250.00	09/17	(19,646)
Total Call Options Written (Premiums Received $(198,665))				(220,433)
Put Options Written (e) - (2.3)%
(231)	SPDR S&P 500 ETF Trust	210.00	12/16	(9,471)
(33)	SPDR S&P 500 ETF Trust	205.00	12/16	(693)
(102)	SPDR S&P 500 ETF Trust	195.00	03/17	(17,340)
(152)	SPDR S&P 500 ETF Trust	190.00	03/17	(19,760)
(25)	SPDR S&P 500 ETF Trust	210.00	06/17	(17,325)
(233)	SPDR S&P 500 ETF Trust	205.00	06/17	(133,626)
(183)	SPDR S&P 500 ETF Trust	220.00	09/17	(241,926)
(74)	SPDR S&P 500 ETF Trust	215.00	09/17	(83,324)
Total Put Options Written (Premiums Received $(1,811,530))				(523,465)
Total Written Options - (3.3)% (Premiums Received $(2,010,195))				$(743,898)

See Notes to Financial Statements.	10

EXCEED DEFINED SHIELD INDEX FUND NOTES TO SCHEDULES OF INVESTMENTS AND CALL AND PUT OPTIONS WRITTEN NOVEMBER 30, 2016

BKNT	Bank Note
ETF	Exchange Traded Fund
LLC	Limited Liability Company
MTN	Medium Term Note
(a)	All or a portion of these securities are pledged as collateral for written options.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,186,746 or 9.7% of net assets.
(c)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of November 30, 2016.
(d)	Variable rate security. Rate presented is as of November 30, 2016.
(e)     Non-income producing security.

*  Cost for federal income tax purposes is $21,046,944 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,953,241
Gross Unrealized Depreciation	(652,246)
Net Unrealized Appreciation	$1,300,995

The following is a summary of the inputs used to value the Fund's investments as of November 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Corporate Non-Convertible Bonds	$-	$20,468,728	$-	$20,468,728
Money Market Fund	-	556,385	-	556,385
Purchased Options	461,810	1,604,914	-	2,066,724
Total Investments At Value	$461,810	$22,630,027	$-	$23,091,837
Total Assets	$461,810	$22,630,027	$-	$23,091,837
Liabilities
Other Financial Instruments**
Written Options	$(148,231)	$(595,667)	$-	$(743,898)
Total Other Financial Instruments**	$(148,231)	$(595,667)	$-	$(743,898)
Total Liabilities	$(148,231)	$(595,667)	$-	$(743,898)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as written options, which are valued at their market value at year end.

The Fund utilizes the end of period methodology when determining transfers. As of November 30, 2016, there was $(234) transferred from Level 2 to Level 1 due to options using the mean between bid and ask quotations versus a quoted price.
PORTFOLIO HOLDINGS
% of Net Assets
Corporate Non-Convertible Bonds	90.9%
Money Market Fund	2.5%
Purchased Options	9.2%
Written Options	(3.3)%
Other Assets & Liabilities, Net	0.7%
100.0%

See Notes to Financial Statements.	11

EXCEED DEFINED SHIELD INDEX FUND STATEMENT OF ASSETS AND LIABILITIES NOVEMBER 30, 2016

ASSETS
Total investments, at value (Cost $23,010,929)	$23,091,837
Deposits with brokers	33,371
Receivables:
Fund shares sold	8,408
Dividends and interest	170,550
From investment advisor	13,888
Prepaid expenses	13,171
Total Assets	23,331,225

LIABILITIES
Call options written, at value (Premiums received $198,665)	220,433
Put options written, at value (Premiums received $1,811,530)	523,465
Payables:
Fund shares redeemed	34,455
Accrued Liabilities:
Fund services fees	10,486
Other expenses	33,857
Total Liabilities	822,696

NET ASSETS	$22,508,529

COMPONENTS OF NET ASSETS
Paid-in capital	$21,088,957
Undistributed net investment income	54,191
Accumulated net realized gain	18,176
Net unrealized appreciation	1,347,205
NET ASSETS	$22,508,529

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	1,115,251
Institutional Shares	1,100,191

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $11,306,509)	$10.14
Institutional Shares (based on net assets of $11,202,020)	$10.18
*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	12

EXCEED DEFINED SHIELD INDEX FUND STATEMENT OF OPERATIONS YEAR ENDED NOVEMBER 30, 2016

INVESTMENT INCOME
Dividend income	$14,146
Interest income	305,743
Total Investment Income	319,889

EXPENSES
Investment advisor fees	181,853
Fund services fees	190,625
Transfer agent fees:
Investor Shares	1,259
Institutional Shares	5,886
Distribution fees:
Investor Shares	23,227
Custodian fees	13,385
Registration fees:
Investor Shares	14,329
Institutional Shares	13,929
Professional fees	50,113
Trustees' fees and expenses	6,565
Offering costs:
Investor Shares	13,761
Institutional Shares	20,328
Miscellaneous expenses	76,358
Total Expenses	611,618
Fees waived and expenses reimbursed	(345,920)
Net Expenses	265,698

NET INVESTMENT INCOME	54,191

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(1,022,364)
Written options	1,046,633
Net realized gain	24,269
Net change in unrealized appreciation (depreciation) on:
Investments	165,315
Written options	1,152,982
Net change in unrealized appreciation (depreciation)	1,318,297
NET REALIZED AND UNREALIZED GAIN	1,342,566
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,396,757

See Notes to Financial Statements.	13

EXCEED DEFINED SHIELD INDEX FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	April 14, 2015* through November 30, 2015
OPERATIONS
Net investment income (loss)	$54,191	$(4,833)
Net realized gain	24,269	11,230
Net change in unrealized appreciation (depreciation)	1,318,297	28,908
Increase in Net Assets Resulting from Operations	1,396,757	35,305

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Investor Shares	(3,114)	-
Institutional Shares	(9,376)	-
Total Distributions to Shareholders	(12,490)	-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	14,174,294	2,851,397
Institutional Shares	12,346,209	6,655,459
Reinvestment of distributions:
Investor Shares	2,774	-
Institutional Shares	8,672	-
Redemption of shares:
Investor Shares	(6,358,722)	(157,187)
Institutional Shares	(7,887,318)	(560,344)
Redemption fees:
Investor Shares	5,404	17
Institutional Shares	7,044	1,258
Increase in Net Assets from Capital Share Transactions	12,298,357	8,790,600
Increase in Net Assets	13,682,624	8,825,905

NET ASSETS
Beginning of Period	8,825,905	-
End of Period (Including line (a))	$22,508,529	$8,825,905

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,490,156	288,388
Institutional Shares	1,303,748	670,256
Reinvestment of distributions:
Investor Shares	284	-
Institutional Shares	886	-
Redemption of shares:
Investor Shares	(647,741)	(15,836)
Institutional Shares	(817,784)	(56,915)
Increase in Shares	1,329,549	885,893

(a) Undistributed net investment income	$54,191	$-
* Commencement of operations.

See Notes to Financial Statements.	14

EXCEED DEFINED SHIELD INDEX FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended November 30, 2016	April 14, 2015 (a) through November 30, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$9.95	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.01	(0.02)
Net realized and unrealized gain (loss)	0.18	(0.03	)(c)
Total from Investment Operations	0.19	(0.05)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.01)	—
REDEMPTION FEES (b)	0.01	—	(d)
NET ASSET VALUE, End of Period	$10.14	$9.95
TOTAL RETURN	2.03%	(0.50	)%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$11,307	$2,712
Ratios to Average Net Assets:
Net investment income (loss)	0.14%	(0.30	)%(f)
Net expenses	1.45%	1.48	%(f)
Interest expenses	0.00%	0.03	%(f)
Net expenses without interest expenses	1.45%	1.45	%(f)
Gross expenses (g)	3.04%	10.32	%(f)
PORTFOLIO TURNOVER RATE	89%	41	%(e)

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.97	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.04	—	(d)
Net realized and unrealized gain (loss)	0.17	(0.03	)(c)
Total from Investment Operations	0.21	(0.03)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(0.01)	—
REDEMPTION FEES (b)	0.01	—	(d)
NET ASSET VALUE, End of Period	$10.18	$9.97
TOTAL RETURN	2.23%	(0.30	)%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$11,202	$6,114
Ratios to Average Net Assets:
Net investment income (loss)	0.38%	(0.06	)%(f)
Net expenses	1.20%	1.23	%(f)
Interest expenses	0.00%	0.03	%(f)
Net expenses without dividend expenses	1.20%	1.20	%(f)
Gross expenses (g)	3.01%	8.59	%(f)
PORTFOLIO TURNOVER RATE	89%	41	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(d)	Less than $0.01 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	15

EXCEED DEFINED SHIELD INDEX FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2016

Note 1. Organization
The Exceed Defined Shield Index Fund (the "Fund") is a non-diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Each class commenced operations on April 14, 2015. The Fund's investment objective is to track, before fees and expenses, the performance of the NASDAQ Exceed Defined Protection Index.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Fund believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Advisor, as defined in Note 3, to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment

16

EXCEED DEFINED SHIELD INDEX FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2016

speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of November 30, 2016, for the Fund's investments is included in the Fund's Notes to Schedules of Investments and Call and Put Options Written.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
The values of each individual purchased option outstanding as of November 30, 2016, are disclosed in the Fund's Schedule of Investments.
Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.
The values of each individual written option outstanding as of November 30, 2016, are disclosed in the Fund's Schedule of Call and Put Options Written. Transactions in written options during the year ended November 30, 2016, were as follows:
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, November 30, 2015	(424)	$(50,148)	(424)	$(567,351)
Options written	(1,328)	(226,908)	(2,292)	(3,604,840)
Options terminated in closing transactions	323	46,920	1,350	2,072,229
Options exercised	-	-	63	38,015
Options expired	396	31,471	270	250,417
Options Outstanding, November 30, 2016	(1,033)	$(198,665)	(1,033)	$(1,811,530)

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

17

EXCEED DEFINED SHIELD INDEX FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2016

On December 15, 2016, the Fund paid a distribution of $0.03257 per share in short term capital gains related to the year ended November 30, 2016.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund will file a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of November 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.
Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Advisor – Exceed Advisory LLC (the "Advisor") is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.
The sub-advisory fee, calculated as a percentage of the Fund's average daily net assets managed by the subadvisor, is paid by the Advisor.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Fund has adopted a Distribution Plan (the "Plan") for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

18

EXCEED DEFINED SHIELD INDEX FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2016

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Vice Chairman and Audit Committee Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Expense Reimbursements and Fees Waived
The Advisor has contractually agreed to waive a portion of its fees and reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) of Investor Shares to 1.45%, and Institutional Shares to 1.20%, through at least April 1, 2017. Other fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended November 30, 2016, fees waived and expenses reimbursed were as follows:
Investment Advisor Fees Waived	Investment Advisor Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$181,853	$92,172	$71,895	$345,920

The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed the expense caps. As of November 30, 2016, the amount of waived fees and reimbursed expenses subject to recapture by the Advisor are as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
November 30, 2015	$235,582	November 30, 2018	$-
November 30, 2016	$274,025	November 30, 2019	$-

Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended November 30, 2016, were as follows:
Non- U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$26,338,204	$12,370,015	$2,994,726	$2,995,864

Note 6. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as the Fund transacts derivative contracts in order to achieve the exposure desired by the Advisor. The notional value of activity for the year ended November 30, 2016, for any derivative type that was held during the period is as follows:
Purchased Options	$3,345,125
Written Options	(3,831,748)

The Fund's use of derivatives during the year ended November 30, 2016, was limited to purchased options and written options.
19

EXCEED DEFINED SHIELD INDEX FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2016

Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities as of November 30, 2016:
Location:	Equity Contracts
Asset derivatives:
Total investments, at value	$2,066,724
Total asset derivatives	$2,066,724

Liability derivatives:
Call options written, at value	$(220,433)
Put options written, at value	(523,465)
Total liability derivatives	$(743,898)

Realized and unrealized gains and losses on derivatives contracts during the year ended November 30, 2016, by the Fund are recorded in the following locations on the Statement of Operations:
Location:	Equity Contracts
Net realized gain (loss) on:
Investments	$(945,302)
Written options	1,046,633
Total net realized gain	$101,331

Net change in unrealized appreciation (depreciation) on:
Investments	$133,983
Written options	1,152,982
Total net change in unrealized appreciation (depreciation)	$1,286,965

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at November 30, 2016. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Assets:
Over-the-counter derivatives*	$2,066,724	$-	$-	$2,066,724
Liabilities:
Over-the-counter derivatives*	(743,898)	743,898	-	-

*
Over-the-counter derivatives may consist of purchased and written options contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedules of Investments and Call and Put Options Written.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Note 7. Federal Income Tax
Distributions paid during the fiscal year ended as noted were characterized for tax purposes as follows:
2016
Ordinary Income	$12,490

As of November 30, 2016, distributable earnings on a tax basis were as follows:
Undistributed Ordinary Income	$118,577
Unrealized Appreciation	1,300,995
Total	$1,419,572

20

EXCEED DEFINED SHIELD INDEX FUND NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 2016

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and straddles.
Note 8. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Another new rule, Investment Company Liquidity Risk Management Programs, will also require registered open-end funds to establish a liquidity risk management program that addresses multiple elements, including classification of the liquidity of portfolio investments and a highly liquid investment minimum. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. The soonest upcoming compliance deadline for the new liquidity risk management program requirements is June 1, 2017. Management is currently evaluating the impact that the amendments will have on the Fund's financial statements and related disclosures.
Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.
21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds
and the Shareholders of Exceed Defined Shield Index Fund

We have audited the accompanying statement of assets and liabilities of Exceed Defined Shield Index Fund, a series of shares of beneficial interest in Forum Funds, (the "Fund") including the schedule of investments, as of November 30, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from April 14, 2015 (commencement of operations) to November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Exceed Defined Shield Index Fund as of November 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from April 14, 2015 to November 30, 2015, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
January 26, 2017
22

EXCEED DEFINED SHIELD INDEX FUND ADDITIONAL INFORMATION (Unaudited) NOVEMBER 30, 2016

Investment Advisory Agreement Approval

At the September 8, 2016 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between Exceed Advisory, LLC (the "Advisor") and the Trust pertaining to the Exceed Fund (the "Advisory Agreement") and the subadvisory agreement between the Advisor and First Principles Capital Management, LLC ("Subadvisor") (the "Subadvisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Advisor and Subadvisor to due diligence questionnaires circulated on the Board's behalf. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Advisor, and was assisted by the advice of Trustee counsel. The Board observed that the Hedged Fund and Enhancement Fund had not yet commenced operations as of the time of the Board meeting.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Exceed Fund by the Advisor and Subadvisor, including information on the investment performance of the Shield Fund and Subadvisor; (2) the costs of the services provided and profitability to the Advisor with respect to its relationship with each of the Exceed Fund; (3) the advisory fee and total expense ratio each of the Exceed Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Exceed Fund grow and whether the advisory fee enables the Shield Fund's investors, and would eventually enable the Enhancement Fund and Hedged Fund's investors, to share in the benefits of economies of scale; and (5) other benefits received by the Advisor and Subadvisor from their respective relationships with the Exceed Fund.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from a representative of the Advisor, and a discussion with the Advisor about the personnel, operations and financial condition of the Advisor and Subadvisor, and based on a discussion with the Trust's Chief Compliance Officer regarding the Advisor and Subadvisor, the Board considered the quality of services provided by the Advisor under the Advisory Agreement and by the Subadvisor under the Subadvisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Advisor and Subadvisor with principal responsibility for the Shield Fund; the investment philosophy and decision-making processes of the Advisor's and Subadvisor's investment professionals; the capability and integrity of the Advisor's and Subadvisor's senior management and staff; the quality of the Advisor's and Subadvisor's services with respect to regulatory compliance; and the Advisor's and Subadvisor's representation that each firm is in stable financial condition, and that each firm's financial condition would not impair its ability to provide high-quality advisory services to the Exceed Fund. The Board also considered the complexity of the strategy that the Advisor was employing with respect to the Exceed Fund, as well as the Advisor's analysis and recommendations regarding the Subadvisor.
The Board considered also the adequacy of the Advisor's resources. Based on representations from the Advisor, the Board determined that the Advisor had access to sufficient financial resources to perform its duties. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Exceed Fund by the Advisor under the Advisory Agreement and the Subadvisor under the Subadvisory Agreement.
Performance
In connection with a presentation by the Advisor regarding its approach to managing the Exceed Fund, including the investment objective and strategy and the Advisor's discussion of the performance of the Subadvisor, the Board reviewed the performance of the Shield Fund compared to its benchmark. The Board observed that the Shield Fund underperformed the S&P 500 Index, the primary benchmark index for the Fund, for the one-year period ended June 30, 2016. The Board noted the Advisor's representation that the S&P 500 was the closest benchmark comparison currently available, but was not a perfect comparison because the Shield Fund is designed to track the S&P 500 Index while providing the built-in downside protection against losses and foregoing upside returns in excess of 15% and dividends on the S&P 500 Index. The Board noted the Advisor's representation that, as a result, the Shield Fund would typically underperform the S&P 500 Index in most years, absent a significant market downturn. The Board also considered the Shield Fund's performance relative to an
23

EXCEED DEFINED SHIELD INDEX FUND ADDITIONAL INFORMATION (Unaudited) NOVEMBER 30, 2016

independent peer group of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") noting that, based on the information provided by Broadridge, the Shield Fund's performance was at the median of its Broadridge peers for the one-year period ended June 30, 2016. The Board also considered the Shield Fund's performance relative to a group of peer funds identified by the Advisor ("Comparable Funds"), which it believed to be a more suitable comparison to the Shield Fund than the Broadridge peer group because the Comparable Funds employ investment strategies that relied heavily on options to deliver market exposure with built-in protection, akin to those of the Shield Fund. The Board observed that the Shield Fund outperformed the median of the Comparable Funds for the one-year period ended June 30, 2016.
The Board evaluated the Advisor's assessment of the Subadvisor's performance, noting that the Advisor had expressed satisfaction with the performance achieved by the Subadvisor for the Shield Fund and that the Advisor had recommended the continuance of the Subadvisory Agreement. In view of the respective roles, the Board determined that it was appropriate to evaluate the contribution of each of the Advisor and Subadvisor to the performance of the Shield Fund as a whole. Based on the foregoing, the Board concluded that the Shield Fund and its shareholders could benefit from the renewal of the Advisory Agreement and the Subadvisory Agreement.
The Board observed that the Hedged Fund and Enhancement Fund had not yet commenced operations and so the Board concluded that performance was not yet a material factor in approving the continuation of the Advisory Agreement or Subadvisory Agreement with respect to the Hedged Fund and Enhancement Fund.
Compensation
The Board evaluated the Advisor's compensation for providing advisory services to the Exceed Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Shield Fund's Broadridge peer group. The Board noted that the Advisor's actual advisory fee rate was the lowest in its Broadridge peer group, though the actual total expense ratio for the Shield Fund was higher than the median of its Broadridge peers. The Board recognized that the Advisor had contractually agreed to limit the Exceed Fund's total operating expenses in order to keep the Exceed Fund's expenses at reasonable levels for attracting additional assets. In addition, the Board recognized that the Advisor pays the Subadvisor out of its advisory fee. Based on the foregoing, the Board concluded that the Advisor's advisory fee rate charged to the Exceed Fund was reasonable.
Cost of Services and Profitability
The Board considered information provided by the Advisor regarding the costs of services and its profitability with respect to the Exceed Fund. In this regard, the Board considered the Advisor's resources devoted to the Exceed Fund, as well as the Advisor's discussion of the aggregate costs and profitability of its mutual fund activities, including the percentage and amount of the Advisor's fee that the Advisor retained and the percentage and amount of the fee that was paid to the Subadvisor. Based on these and other applicable considerations, the Board concluded that the Advisor's profits attributable to management of the Exceed Fund were reasonable in the context of all factors considered.
The Board did not consider information regarding the costs of services provided or profits realized by the Subadvisor from its relationship with the Exceed Fund, noting instead the arms-length nature of the relationship between the Advisor and the Subadvisor with respect to the negotiation of the subadvisory fee rate on behalf of the Exceed Fund, and that the Advisor, and not the Exceed Fund, was responsible for paying the subadvisory fees due under the Subadvisory Agreement. Under these circumstances, the Board concluded that the Subadvisor's profitability was not a material factor in determining whether to approve the Subadvisory Agreement.
Economies of Scale
The Board evaluated whether the Exceed Fund would benefit from any economies of scale. In this respect, the Board noted the Advisor's representation that the Advisor was open to considering breakpoints in the future if assets increased significantly, but in view of the current level of assets of the Exceed Fund, did not believe that breakpoints would be appropriate at this time. Based on the foregoing, and in light of the size of the Exceed Fund, the Board concluded that economies of scale were not a material factor to consider in approving the continuation of the Advisory Agreement or Subadvisory Agreement.
24

EXCEED DEFINED SHIELD INDEX FUND ADDITIONAL INFORMATION (Unaudited) NOVEMBER 30, 2016

Other Benefits
The Board noted the Advisor's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Exceed Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Advisor from its relationship with the Exceed Fund were not a material factor in approving the continuation of the Advisory Agreement or Subadvisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement and Subadvisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory and subadvisory arrangements, as outlined in the Advisory Agreement and Subadvisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (844) 800-5092 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 800-5092 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2016, through November 30, 2016.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
25

EXCEED DEFINED SHIELD INDEX FUND ADDITIONAL INFORMATION (Unaudited) NOVEMBER 30, 2016

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	June 1, 2016	November 30, 2016	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$1,038.93	$7.39	1.45%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.75	$7.31	1.45%
Institutional Shares
Actual	$1,000.00	$1,039.84	$6.12	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.00	$6.06	1.20%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 366 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (844) 800-5092.
Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	46	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

26

EXCEED DEFINED SHIELD INDEX FUND ADDITIONAL INFORMATION (Unaudited) NOVEMBER 30, 2016

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
John Y. Keffer[2] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	46	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Vice President	Since 2008	Senior Vice President, Atlantic since 2008; Chief Compliance Officer, 2008-2016.	N/A	N/A
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2016	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic 2011-2013; Senior Analyst, Atlantic 2008-2011.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

27

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $11,200 in 2015 and $14,000  in 2016.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2015 and $0 in 2016.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,000 in 2015 and $3,000  in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2015 and $0 in 2016. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	January 26, 2017

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	January 26, 2017